EXHIBIT 32


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO


SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Kronos Advanced Technologies, Inc. (the "Company") on Form 10-KSB for the fiscal year ended June 30, 2007 as filed with the United States Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:


1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and


2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


A signed original of this written statement required by Section 906, or other document authentications, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Kronos Advanced Technologies, Inc. and will be retained by Kronos Advanced Technologies, Inc. and furnished to the United States Securities and Exchange Commission or its staff upon request.

/s/ Daniel R. Dwight
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Daniel R. Dwight
President and Chief Executive Officer


/s/ Daniel R. Dwight
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Daniel R. Dwight
Chief Financial Officer